                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 11, 2001


                   Bear Stearns Asset Backed Securities, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


      Delaware                   333-56242                     13-3836437
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   (State or other              (Commission                  (IRS Employer
   jurisdiction of              File Number)              Identification No.)
   incorporation)


                    245 Park Avenue
                      New York, NY                            10167
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        (Address of principal executive offices)             Zip Code


           Registrant's telephone, including area code: (212) 272-4095


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events
         ------------

Filing of Collateral Term Sheets
--------------------------------

         Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Bear Stearns Asset Backed Securities, Inc. which are hereby filed pursuant to such letter.



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ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             99.1 The ABFS Mortgage Loan Trust 2001-2 Collateral Term Sheets, filed on Form 8-K dated June 11, 2001



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                 ------------------------------------------
                                          as Depositor and on behalf of ABFS
                                          Mortgage Loan Trust 2001-2
                                          Registrant

Date: June 11, 2001

                                           By: /s/ Jonathan Lieberman
                                               -------------------------------
                                               Name:  Jonathan Lieberman
                                               Title: Senior Managing Director







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                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.           Description                                Electronic (E)
-----------           -----------                                --------------

(99.1)                The ABFS Mortgage Loan                     P
                      Trust 2001-2 Collateral Term
                      Sheets, filed on Form 8-K dated
                      June 11, 2001



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